UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 19, 2011

TITAN INTERNATIONAL, INC.
(Exact name of Registrant as specified in its Charter)

Illinois	1-12936	36-3228472
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2701 Spruce Street, Quincy, IL 62301
 (Address of principal executive offices, including Zip Code)

(217) 228-6011
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THIS REPORT

Item 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 19, 2011, Titan International, Inc (the “Company”) closed an Exchange Agreement dated January 7, 2011 with a note holder of the Company’s 5.625% Convertible Senior Subordinated Notes due 2017 (the “Convertible Notes”), pursuant to which such holder exchanged $59,619,000 in aggregate principal amount of the Convertible Notes for 6,617,709 shares of the Company’s common stock, plus a payment for the accrued and unpaid interest.

The issuance of shares of common stock in the exchange transaction is exempt from registration under the Securities Act of 1933 pursuant to the provisions of Section 3(a)(9) thereof as securities exchanged by the issuer with its existing security holders exclusively where no commission or other remuneration is paid or given directly or indirectly for soliciting such exchange.

See also the Company’s press release dated January 19, 2011, filed as Exhibit 99, which is incorporated herein by reference.

Item 3.02      UNREGISTERED SALES OF EQUITY SECURITIES

                      The information provided in Item 1.01 is incorporated by reference in this Item 3.02.

      This report on Form 8-K does not constitute an offer to exchange the Convertible Notes or other securities of the Company for shares of common stock or any other securities of the Company.

Item 9.01      FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

99	Titan International, Inc.’s press release dated January 19, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TITAN INTERNATIONAL, INC.
(Registrant)

Date:	January 19, 2011	By:	/s/ Paul G. Reitz
Paul G. Reitz
Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description

99	Titan International, Inc.’s press release dated January 19, 2011.